UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 31, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

333-173665	LG&E and KU Energy LLC			20-0523163
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	PPL Corporation
☐	PPL Electric Utilities Corporation
☐	LG&E and KU Energy LLC
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐	PPL Corporation
☐	PPL Electric Utilities Corporation
☐	LG&E and KU Energy LLC
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

In recent weeks, the continued spread of the novel Coronavirus ("COVID-19") has led to global economic disruption and volatility in financial markets. PPL Corporation ("PPL") and its subsidiaries are taking steps to mitigate the potential risks to our customers, suppliers and employees posed by the spread of COVID-19. We have implemented our company-wide pandemic plan, which guides the emergency response, business continuity and precautionary measures we are taking to continue to provide uninterrupted service to our customers and to support our operational needs, including those of a significant remote workforce. We continue to monitor developments affecting both our workforce and our customers, and we will take additional precautions that we determine are necessary in order to mitigate the impacts.

This is a rapidly evolving situation that could lead to extended disruption of economic activity in our markets, which could adversely affect our business. Given the uncertain scope and duration of the COVID-19 outbreak and its potential effects on our business, we currently cannot predict if there will be a material impact to our financial position, results of operations or cash flows.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 8 - Other Events

Item 8.01. Other Events

As a result of the global outbreak of COVID-19, PPL is updating its risk factor disclosure contained in its Securities and Exchange Commission filings as follows:

The outbreak of the Coronavirus (COVID-19) and resultant impact on business and economic conditions could negatively affect our business.
The outbreak of COVID-19 has led to global economic disruption and volatility in the financial markets. The continued spread of COVID-19 and efforts to contain the virus, such as quarantines, reduced operations or extended closures of businesses, governmental agencies and other institutions, could cause further economic disruption, which could adversely affect customer demand, impact our employees, cause us to experience an increase in certain costs, delayed payments or uncollectable accounts or cause other unpredictable events, each of which could adversely affect our business, results of operations or financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President-Finance and Regulatory Affairs and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Daniel K. Arbough
Daniel K. Arbough Treasurer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough Treasurer

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough Treasurer

Dated:  March 31, 2020